THIRD AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT


           THIRD AMENDMENT, dated as of October 18, 1999 (the "Amendment"), to the CREDIT AGREEMENT, dated as of November 30, 1998 among STANDARD MOTOR PRODUCTS, INC., a New York corporation (the "BORROWER"), the Lenders party thereto, THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE, as documentation agent (in such capacity, the "DOCUMENTATION AGENT") for the Lenders.

                              W I T N E S S E T H:

           WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent are parties to that certain Credit Agreement, dated as of November 30, 1998, as amended by that certain First Amendment to Revolving Credit Agreement, dated as of December 8, 1998 and that certain Second Amendment to Revolving Credit Agreement, dated as of July 16, 1999 (as the same may be further amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"); and

           WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Documentation Agent have agreed to amend the Credit Agreement subject to and upon the conditions set forth herein;

           NOW, THEREFORE, it is agreed:

           1. As used herein all terms that are defined in the Credit Agreement shall have the same meanings herein.

           2. Section 6.04(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

                               "(g) acquisitions of the Capital Stock or assets
                     of other Persons in an amount not in excess of $40,000,000 in the aggregate during the period from and after October 18, 1999 through the Maturity Date, PROVIDED, that promptly following the execution of definitive purchase documentation regarding any such acquisition the purchase price of which is in excess of $10,000,000, the Borrower shall deliver to the Lenders a brief description and financial overview, in such detail as may be reasonably acceptable to the Lenders, of such acquisition transaction;"

           3. This Amendment shall not become effective until the date (the "EFFECTIVE DATE") on which (i) this Amendment shall have been executed by the Borrower, Lenders representing the Required Lenders and the Administrative Agent, the Guarantors shall have acknowledged and agreed to the terms hereof, and the Administrative Agent shall have received evidence satisfactory to it of such execution and acknowledgment and (ii) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement or any other Loan Document.

           4. The Borrower agrees that its obligations set forth in Section 9.03 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment.

           5. This Amendment shall be limited precisely as written and shall not be deemed (i) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (ii) to prejudice any right or rights which the Administrative Agent, the Documentation Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

           6. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

           7. This Amendment shall in all respects be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed wholly within such State.






                          [SIGNATURE ON FOLLOWING PAGE]

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and the year first above written.


                                 STANDARD MOTOR PRODUCTS, INC.

                                 BY:    /S/ DAVID KERNER
                                     ---------------------------
                                        Name:     David Kerner
                                        Title:    Treasurer


                                 THE CHASE MANHATTAN BANK,
                                 Individually and as Administrative Agent

                                 BY:    /S/ JOHN J. MAST
                                     ---------------------------
                                        Name:     John J. Mast
                                        Title:    Vice President


                                 CANADIAN IMPERIAL BANK OF
                                 COMMERCE
                                 Individually and as Administrative Agent

                                 BY:     /S/ W. A. CROUCH
                                     ---------------------------
                                         Name:     W. A. Crough
                                         Title:    Director, Commercial Banking


                                 BANKBOSTON, N.A.

                                 By     /S/ DONALD W. PETERS
                                     ---------------------------
                                        Name: Donald W. Peters
                                        Title: Vice President

                                   BANK LEUMI USA


                                   BY:  /S/ RISA GOSSET
                                       ------------------------------------
                                        Name:   Risa Gosset
                                        Title:  Assistant Vice President

                                   BY:  /S/  J. P. REFFER
                                       ------------------------------------
                                        Name:   J. P. Reffer
                                        Title:  Senior Vice President


                                   HSBC USA

                                   BY:  /S/ THOMAS DIONIAN
                                       ------------------------------------
                                        Name:   Thomas Dionian
                                        Title:  Vice President


                                   COMERICA BANK

                                   BY:  /S/ ROBERT M. RAMIREZ     10/18/99
                                       ------------------------------------
                                        Name:     Robert M. Ramirez
                                        Title:    Account Officer


                                   FIRST UNION NATIONAL BANK

                                   BY:
                                        -----------------------------------
                                         Name:
                                         Title:

                                   BANCO POPULAR NORTH AMERICA

                                   BY:  -----------------------------------
                                              Name:
                                              Title:

                          ACKNOWLEDGMENT OF GUARANTORS
                          ----------------------------

           Each of the undersigned hereby acknowledges and agrees to the terms of, and to the execution, delivery and performance by each of the parties to, this Amendment, and irrevocably and unconditionally ratifies and confirms that the Subsidiary Guaranty to which it is a party shall remain in full force and effect in accordance with its terms.




                                             RENO STANDARD INCORPORATED


                                             BY:    /S/ DAVID KERNER
                                                   ----------------------
                                                    Name:     David Kerner
                                                    Title:    Treasurer

                                             MARDEVCO CREDIT CORP.


                                             BY:    /S/ DAVID KERNER
                                                   ----------------------
                                                    Name:     David Kerner
                                                    Title:    Treasurer


                                             STANRIC, INC.


                                             BY:   /S/ DAVID KERNER
                                                   ----------------------
                                                   Name:     David Kerner
                                                   Title:    Treasurer

                                             INDUSTRIAL & AUTOMOTIVE
                                             ASSOCIATES, INC.


                                             BY:   /S/ DAVID KERNER
                                                   ----------------------
                                                   Name:     David Kerner
                                                   Title:    Treasurer

                                             MARATHON AUTO PARTS AND
                                             PRODUCTS INC.


                                             BY:   /S/ DAVID KERNER
                                                   ----------------------
                                                   Name:     David Kerner
                                                   Title:    Treasurer

                                             MOTORTRONICS, INC.


                                             BY:    /S/ DAVID KERNER
                                                   ----------------------
                                                    Name:     David Kerner
                                                    Title:    Treasurer